UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Amendment No. 1

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

BONK, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

On October 6, 2025, Bonk, Inc. (formerly known as Safety Shot, Inc.) (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) for the Company’s Special Meeting of Stockholders with the Securities and Exchange Commission. The Proxy Statement was filed in connection with the Company’s Special Meeting of Stockholders to be held on October 31, 2025 (the “Special Meeting”). This supplement to the Proxy Statement is being filed to amend and supplement certain information in the Proxy Statement. Other than the changes described in this supplement, no other changes have been made to the Proxy Statement, and the Proxy Statement continues to be in full force and effect as originally prepared and continues to seek the vote of Company Stockholders for the proposals to be voted on at the Special Meeting. Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement.

This supplement should be read together with the Proxy Statement, which should be read in its entirety, as the Proxy Statement contains important additional information about the SPECIAL Meeting.

BONK, INC.

18801 N Thompson Peak Pkwy Ste 280

Scottsdale, AZ 85255

SUPPLEMENT NO. 1 TO PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON friday, OCTOBER 31, 2025

This Proxy Statement Supplement (the “Supplement”) supplements and amends the original definitive proxy statement of Bonk, Inc. (formerly known as Safety Shot, Inc.) (the “Company”, “we”, or “our”), dated October 6, 2025 (the “Proxy Statement”) for the Company’s Special Meeting of Stockholders (the “Special Meeting”) to amend and supplement certain information in the Proxy Statement. As previously disclosed in the Proxy Statement, the Special Meeting will be held on October 31, 2025 at 10:00 a.m. Eastern Time, in a virtual-only meeting format via live webcast on the Internet.

This Supplement should be read in conjunction with the Proxy Statement, which should be read in its entirety and is available free of charge on the SEC’s website at www.sec.gov. Page number reference below is to page number in the Proxy Statement, and capitalized terms used but not defined herein have the meanings set forth in the Proxy Statement. Underlined text shows text being added to a referenced disclosure in the Proxy Statement, and strikethrough text shows text being removed from a referenced disclosure in the Proxy Statement.

Proxies already received will continue to be voted as instructed unless otherwise revoked or changed by a subsequent proxy.

EXCEPT AS DESCRIBED IN THIS SUPPLEMENT, THE INFORMATION PROVIDED IN THE PROXY STATEMENT REMAINS UNCHANGED. TO THE EXTENT THAT INFORMATION IN THIS SUPPLEMENT DIFFERS FROM OR UPDATES INFORMATION CONTAINED IN THE PROXY STATEMENT, THE INFORMATION IN THIS SUPPLEMENT IS MORE CURRENT. THE PROXY STATEMENT CONTAINS ADDITIONAL INFORMATION. THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

The disclosure on page 24 of the Proxy Statement is hereby supplemented by amending and restating the section “Security Ownership of Certain Beneficial Owners and Management” as follows to replace the beneficial ownership table and footnotes in its entirety as provided below:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) any person or group beneficially owning more than 5% of any class of voting securities; (ii) our directors, and; (iii) each of our named executive officers; and (iv) all executive officers and directors as a group as of September 25, 2025. The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the SEC and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within 60 days through the conversion or exercise of any convertible security, warrant, option or other right. More than one person may be deemed to be a beneficial owner of the same securities. Unless otherwise indicated, the address of all listed stockholders is c/o Bonk, Inc., 18801 N Thompson Peak Pkwy Ste 380, Scottsdale, AZ 85255.

The beneficial ownership of shares of common stock is calculated based on 171,441,724 shares of common stock. The number of shares beneficially owned by an individual shareholder includes shares of Common Stock currently owned by the shareholder, stock options and exercisable over the next 60 days.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock.

	Beneficially Owned
Officers & Directors	Shares	Percentage

Jordan Schur (1)
President & Director	4,600,000	2.1%

Markita Russell (2)
Chief Financial Officer	325,000	0.1%

Jarrett Boon (3)
Chief Executive Officer	7,717,000	3.5%

John Gulyas (4)
Chairman and Director	7,677,667	3.5%

Richard Pascucci (5)
Director	720,000	0.3%

Mitchell Rudy (6)
Director	42,592,888	19.2%

Christopher Melton (7)
Director	681,000	0.3%

Total Officers & Directors	64,313,555	29.0%

(1) Includes 1,050,000 shares of common stock issuable upon exercise of options.

(2) Includes 325,000 shares of common stock issuable upon exercise of options.

(3) Includes 3,250,000 shares of common stock issuable upon exercise of options.

(4) Includes 3,200,000 shares of common stock issuable upon exercise of options.

(5) Includes 120,000 shares of common stock issuable upon exercise of options.

(6) Includes 42,592,888 shares of common stock issuable upon conversion of outstanding shares of Series C Preferred Stock, which are exercisable or may be exercised within 60 days of September 25, 2025. Excludes 82,291,478 shares of common stock issuable upon conversion of Series C Preferred Stock that would cause the holder to exceed the 19.9% beneficial ownership limitation and 51,921,080 shares of common stock unissued shares, which are subject to shareholder approval. Mr. Rudy has investment control of and is a Director of Lucky Dog Holdings, LLC which holds the Series C Preferred Stock.

(7) Includes 81,000 shares of common stock issuable upon exercise of options.

~~Beneficial Interest~~
~~Officers & Directors~~	~~Shares~~	~~Options~~	~~Total~~	~~% of I/O~~

~~Jordan Schur (1)~~
~~President & Director~~	~~3,550,000~~	~~1,050,000~~	~~4,600,000~~	~~2.6~~	~~%~~

~~Markita Russell (2)~~
~~Chief Financial Officer~~		~~325,000~~	~~325,000~~	~~0.2~~	~~%~~

~~Jarrett Boon (3)~~
~~Chief Executive Officer~~	~~4,467,000~~	~~3,250,000~~	~~7,717,000~~	~~4.3~~	~~%~~

~~John Gulyas (4)~~
~~Chairman and Director~~	~~4,467,667~~	~~3,200,000~~	~~7,667,667~~	~~4.3~~	~~%~~

~~Richard Pascucci (5)~~
~~Director~~	~~600,000~~	~~120,000~~	~~720,000~~	~~0.4~~	~~%~~

~~David J. Long (6)~~
~~Director~~	~~600,000~~	~~150,000~~	~~750,000~~	~~0.4~~	~~%~~

~~Christopher Melton (7)~~
~~Director~~	~~600,000~~	~~81,000~~	~~681,000~~	~~0.4~~	~~%~~

~~David Sandler (8)~~
~~Chief Operating Officer~~		~~750,000~~	~~750,000~~	~~0.4~~	~~%~~

~~Total Officers & Directors~~	~~14,284,667~~	~~8,926,000~~	~~23,210,667~~	~~12.9~~	~~%~~

~~(1)~~	~~Includes 1,050,000 shares issuable upon exercise of options.~~

~~(2)~~	~~Includes 325,000 shares issuable upon exercise of options.~~

~~(3)~~	~~Includes 3,250,000 shares issuable upon exercise of options.~~

~~(4)~~	~~Includes 3,200,000 shares issuable upon exercise of options.~~

~~(5)~~	~~Includes 120,000 shares issuable upon exercise of options.~~

~~(6)~~	~~Includes 150,000 shares issuable upon exercise of options.~~

~~(7)~~	~~Includes 81,000 shares issuable upon exercise of options.~~

~~(8)~~	~~Includes 750,000 shares issuable upon exercise of options.~~